Exhibit 32.1

CERTIFICATION

(Pursuant to 18 U.S.C. Section 1350, as adopted pursuant

to Section 906 of the Sarbanes-Oxley Act of 2002)

The undersigned hereby certify that: (i) the Quarterly Report on Form 10-QSB of Cardinal Bankshares Corporation (the “small business issuer”) for the quarterly period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the small business issuer.

Date: August 12, 2004	/s/ Ronald Leon Moore
Ronald Leon Moore
Chairman, President & Chief Executive Officer

Date: August 12, 2004	/s/ Ray A. Fleming
Ray A. Fleming
Executive Vice President & Principal Financial Officer